[LETTERHEAD OF FIRST COLLATERAL]
                                                                   EXHIBIT 10.55



March 21, 1997

Sutter Mortgage Corporation and Subsidiary
2140 North Broadway
Walnut Creek, California 94596

Attention: Ronald Morck, President

Re: Master Mortgage Loan Purchasing Agreement dated August 26, 1993 and
    Commitment Letter dated July 11, 1994

Dear Ron;

This Amended Commitment Letter amends the Commitment Letter referred to above, supplements the above-referenced Master Mortgage Loan Purchasing Agreement (the "Agreement") and will confirm certain terms and conditions of the purchasing arrangements between Sutter Mortgage Corporation and Subsidiary and First Collateral Services ("Purchaser") set forth herein. Capitalized terms are used herein with the same meaning as in the Agreement.

Maturity Date:
--------------

               June 30, 1997

Effective Date:
---------------

               April 1, 1997

All other terms and conditions of the Master Mortgage Loan Purchasing Agreement dated August 26, 1993 and Commitment Letters dated July 11, 1994 shall remain the same.
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Sutter Mortgage Corporation and Subsidiary
December 26, 1996
Page 2

If the above meets with your approval, please so indicate by executing and returning this Commitment Letter to Purchaser by March 31, 1997. If this Commitment Letter has not been returned by that date, the Commitment shall expire. The enclosed copy of this letter is for your files.

                                       Very truly yours,

                                       ASSOCIATES COMMERCIAL CORP. dba
                                       FIRST COLLATERAL SERVICES
                                       a Delaware Corporation

                                   By: /s/ SARAH E. SHAVER
                                      ------------------------------
                                           Sarah E. Shaver,
                                           Vice President


                                   By: /s/ LYNDON C. MERKLE
                                      ------------------------------
                                           Lyndon C. Merkle,
                                           Senior Vice President

AGREED TO AND ACCEPTED this

26 day of March, 1997
--        -----
Sutter Mortgage Corporation
a California corporation

By: /s/ RONALD MORCK
   ---------------------------
   Ronald Morck,
   President